UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: February 25, 2015

(Date of earliest event reported)

D E E R E  &  C O M P A N Y

(Exact name of registrant as specified in its charter)

DELAWARE	1-4121	36-2382580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One John Deere Place Moline, Illinois 61265
(Address of principal executive offices and zip code)

(309) 765-8000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)                                  Stockholder approval of the amendments to the John Deere Omnibus Equity and Incentive Plan and re-approval of the John Deere Short-Term Incentive Bonus Plan

On February 25, 2015, the stockholders of Deere & Company (“Company”) approved the amendments to the John Deere Omnibus Equity and Incentive Plan (“Omnibus Plan”) and re-approved the John Deere Short-Term Incentive Bonus Plan (“Bonus Plan” and, together with the Omnibus Plan, “Plans”) at the Company’s annual meeting of stockholders. The Company’s stockholders approved the Plans in accordance with the voting results set forth below under Item 5.07.

The material terms of the amendments to the Omnibus Plan were described in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on January 14, 2015 (“Proxy Statement”) under the caption “Item 4 — Amendment of the John Deere Omnibus Equity and Incentive Plan,” and the full text of the Omnibus Plan was filed as an exhibit thereto. The amendments to the Omnibus Plan (i) increase by 13,000,000 the number of shares authorized for making awards under the Omnibus Plan and (ii) extend the period during which the Company may make grants to eligible employees to December 31, 2020.

Re-approval of the Bonus Plan satisfied the requirements under Section 162(m) of the U.S. Internal Revenue Code for amounts paid under the Bonus Plan to certain executive officers to be tax deductible to the Company. The material terms of the Bonus Plan were described in the Company’s Proxy Statement under the caption “Item 5 — Re-approval of the John Deere Short-Term Incentive Bonus Plan,” and the full text of the Bonus Plan was filed as an exhibit thereto. The Bonus Plan provides for cash payments to executive, administrative and professional employees based on the achievement of pre-established performance goals over a performance period of one fiscal year.

The above description of the amendments to the Omnibus Plan and the Bonus Plan does not purport to be complete and is qualified in its entirety by the full texts of the Omnibus Plan and the Bonus Plan, set forth as Appendices D and E, respectively, to the Proxy Statement, and are incorporated herein by reference.

Item 5.07              Submission of Matters to a Vote of Security Holders

(a)         The Company annual meeting of stockholders was held on February 25, 2015.

(b)         The voting results for each matter submitted to a vote of stockholders at the Company’s annual meeting are as follows:

1.              The following directors were elected for terms expiring at the annual meeting in 2016:

	Shares Voted For	Shares Voted Against	Abstain	Broker Non- Votes
Samuel R. Allen	219,055,040	5,923,039	5,603,806	54,802,398
Crandall C. Bowles	225,503,396	4,232,975	845,514	54,802,398
Vance D. Coffman	227,830,417	1,898,861	852,607	54,802,398
Charles O. Holliday, Jr.	228,968,472	755,037	858,376	54,802,398
Dipak C. Jain	226,280,739	3,412,961	888,185	54,802,398
Michael O. Johanns	228,937,049	786,340	858,496	54,802,398

Clayton M. Jones	228,571,393	1,104,963	905,529	54,802,398
Joachim Milberg	228,166,454	1,545,936	869,495	54,802,398
Richard B. Myers	227,737,330	1,994,748	849,807	54,802,398
Gregory R. Page	228,600,542	1,122,211	859,132	54,802,398
Thomas H. Patrick	226,577,313	3,111,146	893,426	54,802,398
Sherry M. Smith	228,956,755	769,272	855,858	54,802,398

2.              A Company proposal, requesting that stockholders approve an amendment to the Company’s Bylaws adding a right permitting holders of record of at least twenty-five percent (25%) of the voting power of the Company’s outstanding capital stock who have held such shares in a net long position continuously for at least one year to call a special meeting of stockholders by written request filed with the Corporate Secretary and otherwise in accordance with the Bylaws, passed with the following vote:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain	Broker Non-Votes
228,277,794	1,273,470	1,030,621	54,802,398

3.              A Company proposal, required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, requesting that stockholders approve a non-binding resolution to approve the compensation awarded by the Company to the Company’s Named Executive Officers (“say on pay”) as described in the Compensation Discussion & Analysis (“CD&A”), tabular disclosures, and other narrative executive compensation disclosures in the January 14, 2015 Proxy Statement as required by the rules of the Securities and Exchange Commission, passed with the following vote:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain	Broker Non-Votes
214,924,824	10,251,494	5,405,567	54,802,398

4.              A Company proposal, requesting that stockholders approve amendments to the Omnibus Plan to (i) increase by 13,000,000 the number of shares authorized for making awards under the Omnibus Plan and (ii) extend the period during which the Company may make grants to eligible employees to December 31, 2020, passed with the following vote:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain	Broker Non-Votes
214,809,332	10,512,999	5,259,554	54,802,398

5.              A Company proposal, requesting that stockholders re-approve the Bonus Plan to meet the requirements under Section 162(m) of the U.S. Internal Revenue Code for amounts paid under the Bonus Plan to certain executive officers to be tax deductible to the Company, passed with the following vote:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain	Broker Non-Votes
223,393,812	5,763,127	1,424,946	54,802,398

6.              Deloitte & Touche LLP was ratified as the Company’s independent registered public accounting firm for the 2015 fiscal year with the following vote:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain
281,604,013	2,448,063	1,332,207

(c)          At the Company’s annual meeting of stockholders in 2011, stockholders approved, on an advisory basis, to hold an annual advisory vote to approve executive compensation. In keeping with the stockholders’ advisory vote, the Board of Directors has decided that it will include an advisory stockholder vote on executive compensation in its proxy materials on an annual basis each year until the next required advisory vote on the frequency of stockholder votes on executive compensation, which will occur no later than the Company’s annual meeting of stockholders in 2017.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

DEERE & COMPANY

By:	/s/ Todd E. Davies
Todd E. Davies, Secretary

Dated: February 27, 2015

Exhibit Index

Number and Description of Exhibit

10.1                        John Deere Omnibus Equity and Incentive Plan (Appendix D to Proxy Statement of registrant filed January 14, 2015, Securities and Exchange Commission File Number 1-4121*)

10.2                        John Deere Short-Term Incentive Bonus Plan (Appendix E to Proxy Statement of registrant filed January 14, 2015, Securities and Exchange Commission File Number 1-4121*)

*              Incorporated by reference.